Exhibit 99.1

WENDY’S APPOINTS KEN COOK AS INTERIM CEO

Kirk Tanner to Depart Wendy’s for CEO Role at The Hershey Company

DUBLIN, Ohio, July 8, 2025 /PRNewswire/ — The Wendy’s Company (Nasdaq: WEN) today announced that Kirk Tanner, President and Chief Executive Officer, is leaving to become the President and CEO at The Hershey Company (NYSE: HSY) and will depart The Wendy’s Company effective July 18, 2025. Wendy’s Board of Directors has launched a comprehensive search process to select a permanent CEO.

The Board has appointed Ken Cook, Chief Financial Officer of the Company, as Interim CEO. Cook, who remains CFO, played a major role in developing Wendy’s long-term growth strategy. Prior to joining the Company, Cook spent 20 years at United Parcel Service, Inc. in roles of increasing responsibility, including having most recently served as Head of Financial Planning and Analysis. Prior to that, he served as Chief Financial Officer for the $60 billion U.S. Domestic segment of UPS.

Art Winkleblack, Chairman of the Board, said, “Our senior leadership team has established a very clear strategic blueprint for growth and is already beginning to execute on this strategy. We are grateful to Ken for accepting the role of interim CEO and have the utmost confidence in him and the senior leadership team to lead the Company and to continue to execute on our growth plan.”

“I look forward to executing on the strategic priorities we shared at our Investor Day: providing fresh, famous food, delivering an exceptional customer experience, and accelerating global net unit growth,” said Cook. “We have a strong team and the right strategy in place to create value for our customers, franchisees, employees and shareholders.”

Winkleblack added, “We understand Kirk’s decision to return to the consumer-packaged goods industry and wish him well in leading Hershey.”

“It has been a privilege to lead Wendy’s, an iconic brand, and I leave with a sense of gratitude for our employees and franchisees who make the Company a truly special place,” said Tanner. “The brand is of the highest quality in the quick service restaurant industry, and I believe there is tremendous growth potential ahead for all Wendy’s stakeholders.”

In addition, the Company announced that Bradley G. Peltz has been elected to serve as a director of the Company and will replace Matthew H. Peltz, who has resigned from the Board, effective today, to devote more time to his other commitments. Winkleblack said, “We are grateful to Matt for his many contributions to Wendy’s over the years. We have made tremendous progress as a brand since Matt joined the Board, and we wish him all the best in his future endeavors.” Winkleblack also said, “We are excited to have Brad join our Board. Brad is a Managing Director of Yellow Cab Holdings, a Wendy’s franchisee with restaurants in New York, New Jersey and Pennsylvania. His creativity and connection to our customers and franchise community will provide valuable insights to Wendy’s.”

The Wendy’s Company is scheduled to release its second quarter 2025 results on August 8, 2025.

Forward-Looking Statements

This release contains certain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). Generally, forward-looking statements include the words “may,” “believes,” “plans,” “expects,” “anticipates,” “intends,” “estimate,” “goal,” “upcoming,” “outlook,” “guidance” or the negation thereof, or similar expressions. In addition, all statements that address future operating, financial or business performance, strategies or initiatives, future efficiencies or savings, anticipated costs or charges, future capitalization, anticipated impacts of recent or pending investments or transactions and statements expressing general views about future results or brand health are forward-looking statements within the meaning of the Reform Act. Forward-looking statements are based on the Company’s expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. For all such forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. The Company’s actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by the Company’s forward-looking statements.

Many important factors could affect the Company’s future results and cause those results to differ materially from those expressed in or implied by the Company’s forward-looking statements. Such factors include, but are not limited to, the following: (1) the impact of competition or poor customer experiences at Wendy’s restaurants; (2) adverse economic conditions or disruptions, including in regions with a high concentration of Wendy’s restaurants; (3) changes in discretionary consumer spending and consumer tastes and preferences; (4) impacts to the Company’s corporate reputation or the value and perception of the Company’s brand; (5) the effectiveness of the Company’s marketing and advertising programs and new product development; (6) the Company’s ability to manage the impact of social or digital media; (7) the Company’s ability to protect its intellectual property; (8) food safety events or health concerns involving the Company’s products; (9) our ability to deliver global sales growth and maintain or grow market share across our dayparts; (10) the Company’s ability to achieve its growth strategy through new restaurant development; (11) the Company’s ability to effectively manage the acquisition and disposition of restaurants or successfully implement other strategic initiatives; (12) risks associated with leasing and owning significant amounts of real estate, including environmental matters; (13) risks associated with the Company’s international operations, including the ability to execute its international growth strategy; (14) changes in commodity and other operating costs; (15) shortages or interruptions in the supply or distribution of the Company’s products and other risks associated with the Company’s independent supply chain purchasing co-op; (16) the impact of increased labor costs or labor shortages; (17) the continued succession and retention of key personnel and the effectiveness of the Company’s leadership and organizational structure; (18) risks associated with the Company’s digital commerce strategy, platforms and technologies, including its ability to adapt to changes in industry trends and consumer preferences; (19) the Company’s dependence on computer systems and information technology, including risks associated with the failure or interruption of its systems or technology or the occurrence of cyber incidents or deficiencies; (20) risks associated with the Company’s securitized financing facility and other debt agreements, including compliance with operational and financial covenants, restrictions on its ability to raise additional capital, the impact of its overall debt levels and the Company’s ability to generate sufficient cash flow to meet its debt service obligations and operate its business; (21) risks associated with the Company’s capital allocation policy, including the amount and timing of equity and debt repurchases and dividend payments; (22) risks associated with complaints and litigation, compliance with legal and regulatory requirements and an increased focus on environmental, social and governance issues; (23) risks associated with the availability and cost of insurance, changes in accounting standards, the recognition of impairment or other charges, changes in tax rates or tax laws and fluctuations in foreign currency exchange rates; (24) conditions beyond the Company’s control, such as adverse weather conditions, natural disasters, hostilities, social unrest, health epidemics or pandemics or other catastrophic events; (25) risks associated with the Company’s predominantly franchised business model; and (26) other risks and uncertainties cited in the Company’s releases, public statements and/or filings with the Securities and Exchange Commission, including those identified in the “Risk Factors” sections of the Company’s Forms 10-K and 10-Q.

All future written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. New risks and uncertainties arise from time to time, and factors that the Company currently deems immaterial may become material, and it is impossible for the Company to predict these events or how they may affect the Company.

The Company assumes no obligation to update any forward-looking statements after the date of this release as a result of new information, future events or developments, except as required by federal securities laws, although the Company may do so from time to time. The Company does not endorse any projections regarding future performance that may be made by third parties.

About Wendy’s The Wendy’s Company (Nasdaq: WEN) and Wendy’s® franchisees employ hundreds of thousands of people across more than 7,000 restaurants worldwide. Founded in 1969, Wendy’s is committed to the promise of Fresh Famous Food, Made Right, For You, delivered to customers through its craveable menu including made-to-order square hamburgers using fresh beef*, and fan favorites like the Spicy Chicken Sandwich and nuggets, Baconator®, and the Frosty® dessert. Wendy’s supports the Dave Thomas Foundation for Adoption®, established by its founder, which seeks to dramatically increase the number of adoptions of children waiting in North America’s foster care system. Learn more about Wendy’s at www.wendys.com. For details on franchising, visit www.wendys.com/franchising. Connect with Wendy’s on X, Instagram and Facebook.

*Fresh beef available in the contiguous U.S. and Alaska, as well as Canada, Mexico, Puerto Rico, the UK, and other select international markets.

Investor Contact:

Aaron Broholm

Head of Investor Relations

(614) 764-3345; aaron.broholm@wendys.com

Media Contact:

Heidi Schauer

Vice President – Communications, Public Affairs & Customer Care

(614) 764-3368; heidi.schauer@wendys.com